Investor Presentation July 2018 NASDAQ: FNJN

2 NASDAQ: FNJN Safe Harbor Statement The following presentation is prepared as of July, 2018 and development of a liquid trading market for our securities and other outlines matters for informational purposes only. This document factors described under Item 1A, “Risk Factors,” as set forth in does not constitute an offer to sell or a solicitation of an offer to the Company’s Annual Report on Form 10-K filed on March 14, buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). 2018 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as The Company will continue to file annual, quarterly and current amended, and Section 21E of the Securities Exchange Act of reports, proxy statements and other information with the SEC. 1934, as amended. These statements include statements Forward looking statements speak only as of the dates specified regarding our expectations, intentions, beliefs and projections in such filings or presentations. Except as expressly required about our future results, performance, prospects and under federal securities laws and the rules and regulations of the opportunities. These statements can be identified by the fact that Securities and Exchange Commission, we do not undertake any they do not relate strictly to historical or current facts or by the obligation to update any forward-looking statements to reflect use of words such as “anticipate,” “believe,” “could,” “estimate,” events or circumstances arising after any such date, whether as a “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” result of new information or future events or otherwise. You “will,” “will be,” “would,” the negative of these terms and similar should not place undue reliance on the forward-looking expressions, but this is not an exclusive way of identifying such statements included in this presentations or that may be made statements. Readers are cautioned that forward-looking elsewhere from time to time by us, or on our behalf. All forward- statements are not guarantees of future performance. Our actual looking statements attributable to us are expressly qualified by results, performance and achievements may differ materially from these cautionary statements. those expressed in, or implied by, the forward-looking statements Our filings with the SEC are available to the public on, and may contained in this presentation as a result of various risks, be reviewed at, the SEC’s internet website www.sec.gov and on uncertainties and other factors. Important factors that could cause Finjan’s web site www.finjan.com. You may also read and copy our actual results to differ materially from our expectations any document that Finjan files with the SEC at the SEC’s Public include, without limitation, our ability to execute our business Reference Room, 100 F Street, N.E., Washington, D.C. 20549. plan, the outcome of pending or future enforcement actions, our Please call the SEC at 1-800-SEC-0330 for further information on ability to expand our technology portfolio, the enforceability of our the Public Reference Room and their copy charges. patents, the continued use of our technology in the market, the

3 NASDAQ: FNJN Finjan Highlights Proven Cybersecurity Innovator with Multiple Pathways Towards Future Growth Landmark Successful Licensing & Patented Technology: Enforcement History (1) Finjan, Inc. (2) Finjan Mobile (3) Finjan Blue Mobile Security Investment in Innovation Advisory Services and Products Cybersecurity Thought Leadership Experienced Strong Revenue Momentum 2017 Revenues > $50M Management Team 2017 EPS at $0.90/share Solid Balance Sheet $80M in Cash as of 1Q18

4 NASDAQ: FNJN Fiscal Year 2018: Off to a Strong Start * ROE 49% ROE 7% ROE (12%) ROE (18%) EPS $0.90 EPS $0.02 • Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares

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NASDAQ: FNJN

Global Issue

64,199
Security Incidents

82
Countries Reporting

2,260
Confirmed Data Breaches

"Rome wasn't built in a day, but data breaches frequently were. The time to compromise is almost always days or less, if not minutes or less."

– Verizon Data Breach Report 2016



700M
Compromised Records

$400B
Cost Quadrupled From 2013 – 2015*

$1.2T
Costs To Quadruple by 2019**

Verizon Data Breach Investigation Report for 2016: countries represented in combined caseload
* Lloyd's of London
** Juniper Research

finjan Cybersecurity

6 NASDAQ: FNJN Trend Micro (IBM) +18 Patents 20+ Years at Finjan Blue I & II +71 Patents the Center of Cybersecurity Finjan Technology & Patent Licensing Software & Malicious Code M86/Trustwave Innovation Fund NASDAQ: FNJN Finjan Mobile Cyberisk Advisory Finjan Blue Hardware Research Center Merger (JVP) Services IBM

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NASDAQ: FNJN

Finjan Cybersecurity Business

Diversified public company focused in four areas

IP Licensing

Portfolio of landmark cybersecurity patents resulting from internal R&D, in-house product development and strategic partnerships

Patents cover core functionality and features used in modern security architectures

Finjan Mobile

VitalSecurity™ to protect consumer's mobile devices from the internet's malicious content; incorporates Finjan patented technologies

Exploring protecting mobile phones in the workplace while securing personal and corporate data

Cybersecurity Advisory Services

CybeRisk™ Security Solutions Ltd. Based in Palo Alto with offices in Tel Aviv

Risk assessment & Risk advisory services tailored to meet compliance and governance needs from "server room to the board room"

Investments In Innovation

$5M commitment to innovation fund managed by Jerusalem Venture Partners (JVP)

Limited Partner in early-stage cybersecurity technology companies alongside Cisco, Qihoo360 and Alibaba finjan Cybersecurity

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NASDAQ: FNJN

Marquee List of Licensees

20+ Licensees, >$350M in Contracted Licensing Fees, Accelerating Program

Licensed		In Process		Untapped Potential
$164M	$187M	Est. $200M - $400M		
Microsoft Secure Comp. M86 Security Trustwave Webroot McAfee	Websense Proofpoint Avast/AVG F5 Networks FireEye Sophos	<u>Litigation</u> ESET Palo Alto Juniper Cisco Zscaler	<u>Licensing</u> Undisclosed licensing pipeline, 20+ companies	$ $ $ $
5+ Licensees 8 years	15+ Licensees 4 years	20+ Licensees 4 years		

Private Company / Public Company

2005 - 2013 → 2014 - 2018 → 2018 - 2022 → 2022 - Beyond

Market Segments:
- Endpoint
- Web Gateway
- Network Security
- Web Application Security

Notes: Select list of licensees and defendants, IDC for market segmentations, company estimates finjan Cybersecurity

9 NASDAQ: FNJN Select Litigation Catalysts SDCA Germany Nullity (validity): November 2018 Markman heard Judge Cathy Ann Bencivengo SDCA Trial scheduled for February 4, 2019 NDCA Markman: June 15, 2018 Willfulness reinstated Judge Beth Labson Freeman Jury Trial: June 1, 2020 NDCA All IPR’s resolved Stayed pending appeals re IPRs Judge Phyllis J. Hamilton NDCA Markman: October 12, 2018 Case initiated August 4, 2017 Judge Beth Labson Freeman Jury Trial: May 3, 2021 NDCA Markman: June 6, 2018 Case initiated August 16, 2017 Judge Haywood S. Gilliam, Jr. Jury Trial: TBA NDCA Mini-trial on liability ”Shootout:” July 26, 2018 Case initiated September 29, 2017 Judge William H. Alsup Jury Trial: July 8, 2019 NDCA Markman: December 11, 2018 Case initiated on December 5, 2017 Judge Jon S. Tigar Jury Trial: TBA NDCA Case initiated on May 3, 2018 TBA Judge William H. Orrick, III

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NASDAQ: FNJN

Durable Cybersecurity Patent Portfolio

80% Success Rate in Defeating Administrative Challenges at the USPTO and PTAB

99% Patent Claims Remain Unchanged

"The "behavior-based" approach to virus scanning was pioneered by Finjan and is disclosed in the '844 patent's specification."
~ Circuit Judge Dyk, CAFC, Case No. 2016-2520, Decision, January 2018

"Comb through records of intellectual property disputes in the cybersecurity market and one name comes up again and again….Finjan Holdings Inc."
~ Bloomberg

"Finjan patents ranked #4 of "patent owners that had their patents challenged in petitions for IPR, CBM or PGR Review in 2015."
~ Docket Navigator

"Sophos was hit by a $15 million infringement verdict in a case brought by publicly traded Finjan Holdings, Inc., The latest development in a litigation campaign that has stretched on for over a decade."
~ RPX

"Finjan shows patent owner can prevail at IPR institution stage"
~ Practicing Law Institute

"The Symantec settlement has at the very least validated the strength of [Finjan's] IP."
~ IAM

"USPTO rulings on Finjan patents strengthen cases against Blue Coat Systems and others"
~ ThePatentInvestor

"Finjan wins big patent victory as USPTO denies institution on 6 Symantec IPR petitions"
~ IP Watchdog

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NASDAQ: FNJN

VitalSecurityVPN™ – User Adoption Growing

- >740K installs,>30% ⇧ Q over Q
- >155K registered users,>30% ⇧ Q over Q
- Simple social media login
- Animated onboarding screens for quick, successful start
- AES 256 military grade encryption
- GDPR compliant
  (EU – General Data Protection Regulation)


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finjan Cybersecurity

12 NASDAQ: FNJN VitalSecurityVPNTM - Roadmap • Collect in-app data on consumer behavior to enhance performance • Data Use • Location • Add in-app messaging and alerts to increase conversion to paid subscribers • Auto-connect VPN when connected to unsecured networks • Promotions and alternative pricing models • Chrome/Safari/Firefox Extensions for Tracker Blocking and Malware Scanning

13 NASDAQ: FNJN Strong Cash Position; Sustained Revenue Growth * ROE 49% ROE 7% ROE (12%) ROE (18%) EPS $0.90 EPS $0.02 • Includes redemption and retirement of $13.6M remaining Series A-1 Preferred Shares

14 NASDAQ: FNJN Investor Summary Key Statistics (as of March 31, 2018) Ticker FNJN (NASDAQ) Stock Price $3.25 52-Week Trading Range $1.51 - $4.06 Market Cap $90.0M 2017 EPS $0.90 Common Shares Outstanding 27.7M Current Cash as of 1Q18 $80M Debt/Preferred Shares $0 Share Repurchase Program $10M (as of May 10, 2018)

15 NASDAQ: FNJN Contact Us www.finjan.com @FinjanHoldings Vanessa Winter Director of Investor Relations Linkedin.com/company/finjan Finjan Holdings, Inc. 650-282-3245 Facebook.com/FinjanHoldings vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303